Summary Prospectus

October 10, 2011

Shelton Greater China Fund

Ticker Symbol: SGCFX

Before you invest, please review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information, annual and semi-annual reports and other information about the Fund online at http://www.sheltoncap.com. You can also get this information at no cost by calling (800) 955-9988 or by sending an email request to: info@sheltoncap.com. The Fund's prospectus and statement of additional information, both dated October 10, 2011 are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on whether the information in this summary prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Investment Objective

Shelton Greater China Fund’s (the "Fund") investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption or exchange fees (for all shares of the Fund purchased on or after October 10, 2011 that are held 90 days or less from the date of purchase, and for all shares of the Fund purchased prior to October 10, 2011 that are held 90 days or less from October 10, 2011)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution and/or service (12b-1) fees	None
Other expenses	0.50%
Total Annual Fund Operating Expense	1.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$178	$551	$949	$2062

Portfolio Turnover

The Fund pays transaction costs, such as commissions and transfer taxes on foreign securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio; however, the portfolio turnover rate for the current fiscal year may not be representative of the turnover rate for future periods, as effective June 13, 2011, the Fund changed its investment focus from the Republic of China (Taiwan) to the Greater China region.

Principal Investment Strategies

The Fund’s objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People's Republic of China or (ii) have derived or are expected to derive in the company's current fiscal year (measured as of the time of original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a "Greater China Company."

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of Greater China Companies. Net assets would typically include borrowings for investment purposes; however, the Fund has no present intent to borrow.

A company is considered to be located in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.

Principal Risks

Emerging Markets Risk: The countries of the Greater China region are considered to be emerging market countries. Investment in these markets involves certain risks that are unlike investments in developed markets like the United States or Western Europe and include, but are not limited to: (i) fluctuations in foreign exchange rates; (ii) foreign financial, economic,  political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls and other foreign governmental laws and restrictions, including expropriation; (v) lower trading volume; (vi) different trading and settlement practices; (vii) much greater price volatility and illiquidity; (viii) less governmental supervision; (ix) changes in currency rates; (x) high and volatile inflation rates; (xi) fluctuating interest rates; (xii) less publicly available information; (xiii) different accounting, auditing and financial recordkeeping standards and requirements; (xiv) confiscatory taxation; and (xv) increased costs associated with and difficulty in obtaining or enforcing a court judgment.

Equity Risk: The Fund’s shares will be sensitive to the fluctuation of the stock prices for companies in which it invests. The value of equity investments tends to rise and fall more rapidly than other investments such as fixed income and money market instruments and the net result would be more volatility. Additionally, because the Fund’s strategy is to invest a significant portion of its net assets in the common stocks of Greater China companies, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a significant portion of its revenues from exports to or operations in mainland China may not actually derive a significant portion of its revenues from Chinese exports or operations.  As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy.

Market Risk: The securities markets of the Greater China region are not as large as the U.S. securities markets and have substantially less trading volume, which may result in a lack of liquidity and high price volatility relative to the U.S. securities markets. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much greater impact on the securities markets of the Greater China region than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets.

In addition to their smaller size and lesser liquidity, the securities markets of the Greater China region are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in the securities markets of the Greater China region than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants’ anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

Reporting Standards Risk:  Accounting, auditing and financial reporting standards and requirements in the securities markets of the Greater China region differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which we may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Political, Social and Economic Risk:  Investments in the Greater China region involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty and the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  The value of the Fund’s assets may be adversely affected by these political, economic, social and religious instabilities, as well as inadequate investor protection, changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region), international relations with other nations, natural disasters, medical emergencies, corruption and military activity.

The Greater China region, and particularly China, may be adversely affected by political, military, economic and other factors related to North Korea. In addition China's border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many countries in the Greater China region differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain countries in the Greater China region are highly dependent upon and may be affected by developments in the United States, Europe and other economies in the Greater China region.

Currency Risk: There is the risk that the value of one or more of the foreign currencies in which the Fund's investments are denominated (these are anticipated to be: the U.S. dollar, the Renminbi, the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar) will increase or decrease against the value of the U.S. dollar, which will affect the value of the Fund’s share price. The value of a foreign investment may decline in U.S. dollar terms because of the changing value of a currency. This is referred to as that currency weakening against the U.S. dollar. While the Fund may hedge currency risks, the Sub-Adviser (defined below) does not anticipate doing so at this time.  Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on the Fund in determining whether to invest in the Fund.

Additionally, countries in the Greater China region may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls could impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Recent Events Risk: Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Investment Results

The bar chart and performance table below show the variability of the Fund’s performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund's performance for periods prior to October 10, 2011 may not be representative of performance for future periods. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 995-9988.

Best Quarter: 36.49% (Q4, 2001)
Worst Quarter: -25.37% (Q4, 2008)
Year to date performance as of 7/31/11: 0.66%
Date of inception: May 12, 1989

The percentages set forth above have been calculated by using the market value of the Fund's shares, as opposed to the Fund's net asset value.  Because the Fund was previously operated as a closed-end fund, which frequently traded at a discount, the Fund's net asset value and the market price of the Fund's shares were frequently different.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/10)

Shelton Greater China Fund	1 year	5 years	10 years
Return Before Taxes	19.50%	7.48%	5.41%
Return After Taxes on Distributions	19.50%	7.48%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	6.48%	4.69%
Taiwan Stock Exchange Index	24.40%	13.26%	11.28%
MSCI Golden Dragon Index (net of foreign withholding taxes)	13.24%	12.75%	9.25%

Effective June 13,  2011, the Fund changed its investment focus from the Republic of China ("Taiwan") to the Greater China region.  Therefore, returns for periods prior to June 2011 may not be representative of returns for future periods. Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund's returns for periods prior to October 10, 2011 may not be representative of returns for future periods.

Effective July 1, 2011, the Fund began using the MSCI Golden Dragon Index (net of foreign withholding taxes) as its benchmark index.  The Fund's previous benchmark was the Taiwan Stock Exchange Index.

Management

Investment Adviser and Investment Sub-Adviser

On May 27, 2011, at the Fund's 2010 Annual Meeting of Shareholders, the Fund's shareholders voted to convert the Fund from a closed-end investment company to an open-end investment company, and to approve CCM Partners, L.P., dba Shelton Capital Management, a California limited partnership, to serve as the investment adviser to the Fund ("Shelton" or the "Adviser") and Nikko Asset Management Co., Ltd. to serve as the investment sub-adviser to the Fund ("Nikko" or the "Sub-Adviser").

Portfolio Manager

Fung Kwok On is the portfolio manager of the Fund (the "Fund's Portfolio Manager") and has served as the Fund's Portfolio Manager since June of 2011. Mr. Fung Kwok On has been the team leader and the chief portfolio manager of the China Fund Management Team at Nikko since 2009.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment	IRA Minimum	*IRA Minimum with AIP
Shelton Greater China Fund	$1,000	$250	$1,000	$500

You may redeem all or a portion of your shares on any business day that the Fund is open by mail, by check, by exchange, by wire, by electronic funds transfer, by access our website at www.sheltoncap.com or by telephone (800) 955-9988.

*
You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan ("AIP"). A minimum monthly contribution of $100 is required through AIP. For additional information on our AIP program, see section titled “Automatic Investment Plan” in this prospectus.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

For more information about the Fund you can access the Fund's prospectus and statement of additional information at http://www.sheltoncap.com.  You can also request additional information about the Fund our your account:

By Telephone:	(800) 955-9988
By Mail:	Shelton Greater China Fund, c/o Alps Fund Services, Inc.,
P.O. Box 2482, Denver, Colorado 80201
On the Internet:	www.sheltoncap.com

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.